                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      March 29, 2004
                                                 -------------------------------


                  Springhill Lake Investors Limited Partnership
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                               0-14569                      04-2848939
-------------------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission File Number)         (I.R.S. Employer
Incorporation)                                                           Identification No.)


                                55 Beattie Place
                                  P.O. Box 1089
                        Greenville, South Carolina 29602
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (864) 239-1000
                                                    ----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

On or about March 29, 2004, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), entered into an agreement in principle with Linnaeus-Lexington Associates Limited Partnership ("Linnaeus") for the transfer of the 4.9% general partnership interest owned by Linnaeus in exchange for $5,000,000. AIMCO Properties and Linnaeus will enter into a definitive agreement at the time of closing. The transactions contemplated by the agreement in principle are subject to the consent of lenders and governmental authorities, if applicable.

On December 11, 2003, AIMCO Properties entered into a Redemption and Contribution Agreement (the "Agreement") with First Winthrop Corporation ("FWC"), a Delaware corporation and the sole shareholder of Three Winthrop Properties, Inc. ("Three Winthrop"), which was the previous managing general partner of Springhill Lake Investors Limited Partnership (the "Partnership") with a 0.1% interest. Pursuant to the Agreement, on March 31, 2004, AIMCO Properties acquired the managing general partnership interest in the Partnership through its wholly-owned subsidiary, AIMCO/Springhill Lake Investors GP, LLC, a Delaware limited liability company, in exchange for an allocated price of $1,000 and the redemption of certain interests held by affiliates of AIMCO Properties in FWC.

Prior to the transfer of the managing general partnership interest to the affiliate of AIMCO Properties, NHP Management Company ("NHP"), also an affiliate of AIMCO Properties, held 100% of the voting rights with respect to the Class B stock of FWC, which provided NHP with the right to elect one director to the Board of Directors of Three Winthrop, which in turn had the power to appoint the sole member of the Residential Committee of Three Winthrop's Board of Directors. The Residential Committee was vested with the authority to elect certain officers, and subject to certain limitations, the Residential Committee and its appointed officers had the right to cause the managing general partner of the Partnership to take such actions as it deemed necessary and advisable in connection with the activities of the Partnership.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPRINGHILL LAKE INVESTORS LIMITED
                                 PARTNERSHIP

                                 By: AIMCO/Springhill Lake Investors GP, LLC, Managing General Partner

                                      By:  AIMCO Properties, L.P.,
                                           Managing Member

                                           By:  AIMCO-GP, Inc.,
                                                General Partner


                                 By:    /s/ Martha L. Long
                                        ---------------------------------------
                                 Name:  Martha L. Long
                                 Title: Senior Vice President


                                 Date:  May 21, 2004